UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

[   ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[ x ]    Soliciting Material Pursuant to Section 240.14a-12


                         SENTINEL GROUP FUNDS, INC.

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.)  Title of each class of securities to which transaction applies:
     2.)  Aggregate number of securities to which transaction applies:
     3.) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):
     4.)  Proposed maximum aggregate value of transaction:
     5.)  Total fee paid:


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                                               ------------------------
                                                    SECOND REQUEST
                                               YOUR VOTE IS IMPORTANT!
                                                  PLEASE VOTE TODAY!
                                               ------------------------



                                       THIS PROXY IS SOLICITED ON BEHALF OF
                                             THE BOARD OF DIRECTORS OF
                                  THE SENTINEL NEW YORK TAX-FREE INCOME FUND
                                                       AND
                                          SENTINEL TAX-FREE INCOME FUND,
                                    EACH A SERIES OF SENTINEL GROUP FUNDS, INC.
                                         AND THE BOARD OF TRUSTEES OF THE
                                       SENTINEL PENNSYLVANIA TAX-FREE TRUST






CONTROL CODE: XXX/XXXXXXXXX

AS DISCUSSED IN THE PROXY STATEMENT THAT WAS PREVIOUSLY MAILED TO YOU, A SPECIAL MEETING OF SHAREHOLDERS IS SCHEDULED FOR OCTOBER 3, 2006. AT THE TIME OF THIS REQUEST, OUR RECORDS INDICATE THAT WE HAD NOT RECEIVED YOUR IMPORTANT VOTING INSTRUCTIONS. PLEASE TAKE A MOMENT NOW TO PROVIDE VOTING INSTRUCTIONS.

By Signing And Dating The Lower Portion Of This Card, You Authorize The Proxies To Vote Each Applicable Proposal As Marked, Or If Not Marked, To Vote "For" Each Applicable Proposal And To Use Their Discretion To Vote Any Other Matter As May Properly Come Before The Special Meeting Of Stockholders Scheduled To Be Held On October 3, 2006 ("Meeting") Or Any Adjournment Or Postponement Of The Meeting. If You Do Not Intend To Personally Attend The Meeting, Please Authorize A Proxy By Telephone Or By Completing, Detaching And Mailing The Lower Portion Of This Card In The Enclosed Envelope.

This Proxy When Properly Executed Will Be Voted In The Manner Directed Herein By The Undersigned Stockholder. If No Direction Is Made, This Proxy Will Be Voted "For" Proposals 1(a), (b) And (c), As Applicable.

The Undersigned Hereby Appoints Kerry A. Jung And D. Russell Morgan As Proxies, Acting By A Majority Of Those Present, Each With The Full Power To Appoint A Substitute, And Hereby Authorizes Them To Represent And To Vote, As Designated Below, All The Shares Of The Applicable Fund Held Of Record By The Undersigned On July 7, 2006, As Indicated Above, At The Meeting Or Any Adjournment Or Postponement Of The Meeting.

                           SENTINEL GROUP FUNDS, INC.
                      SENTINEL PENNYSLVANIA TAX-FREE TRUST

Control Code: xxx/xxxxxxxxx

Proposal
                                                   For    Against   Abstain
PROPOSAL 1(a): To approve the reorganization       [ ]      [ ]       [ ]
of the Sentinel New York Tax-Free Income Fund in accordance with the Agreement and Plan of Reorganization and the transactions it contemplates, as described in this
Proxy Statement/Prospectus.

PROPOSAL 1(b): To approve the reorganization of    [ ]      [ ]       [ ]
the Sentinel Pennsylvania Tax-Free Trust in accordance with the Agreement and Plan of Reorganization and the transactions it contemplates, as described in this Proxy
Statement/Prospectus.

PROPOSAL 1(c): To approve the reorganization       [ ]      [ ]       [ ]
of the Sentinel Tax Free Income Fund in
accordance with the Agreement and Plan of Reorganization and the transactions it contemplates, as described in this Proxy
Statement/Prospectus.

This proxy, when properly executed, will be voted in the manner you directed with respect to the Fund that you own. If no direction is given with respect to a proposal, this proxy will be voted FOR such proposal.



NOTE: Please sign exactly as your name(s)       --------------------------------
appear on this card. Joint owners should        Signature
each sign individually.
Corporate proxies should be signed in
full corporate name by an authorized
officer. Fiduciaries should give full           --------------------------------
titles.                                         Signature of joint owner, if any



Date


          YOU MAY AUTHORIZE A PROXY VOTE BY TELEPHONE AT 1-800-282-3863
           Or By Returning This Proxy Ballot In The Enclosed Envelope.